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                                                                    EXHIBIT 23.1


                      [KABANI & COMPANY, INC. LETTERHEAD]




                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated June 14, 2000, with respect to the consolidated financial statements of SEQUESTER HOLDINGS, INCORPORATED included in the Form 10-KSB Statement for the years ended January 31, 2000 and 1999.



                                             Kabani & Company, Inc.




Fountain Valley, California
July 27, 2000